EXHIBIT 3.1

                          COMMONWEALTH OF PENNSYLVANIA


                              DEPARTMENT OF STATE

                                 APRIL 11, 1997

                TO ALL WHOM THESE PRESENTS SHALL COME, GREETING:

                           CHEMICAL LEAMAN CORPORATION

        I, Yvette Kane, Secretary of the Commonwealth of Pennsylvania do hereby certify that the foregoing and annexed is a true and correct photocopy of Index and Docket Record which appear of record in this department


                                         IN TESTIMONY WHEREOF, I have hereunto
 [SEAL] set my hand and caused the Seal of the Secretary's Office to be affixed, the day and year, above written.



                                         /s/ Yvette Kane
                                         ---------------------------------------
                                         Secretary of the Commonwealth

                        PENNSYLVANIA DEPARTMENT OF STATE
                               CORPORATION BUREAU
                         ROOM 308 NORTH OFFICE BUILDING
                                 P.O. BOX 8722
                            HARRISBURG, PA 17105-8722
                                 (717) 787-1057

                                  RECORD SEARCH

                                                                  APRIL 14, 1997


EXAMINATION OF THE INDICES IN THE DEPARTMENT OF STATE ON THE ABOVE DATE SHOWS A PENNSYLVANIA BUSINESS CORPORATION WAS FILED ON MARCH 02, 1977 ENTITLED:

CHEMICAL LEAMAN CORPORATION
ENTITY #0647190

WITH ADDRESS AT: 102 PICKERING WAY
                 LIONVILLE, (CHESTER COUNTY), PA 19353

CORPORATE OFFICERS ON RECORD ARE:
CEO: DAVID R. HAMILTON
VP: EUGENE PARKERSON
SEC: DAVID BOUCHER

MAILING ADDRESS IS: 102 PICKERING WAY
                    EXTON, PA 19341

THIS IS A SUBSISTING ASSOCIATION.

                                                              3-1-77:11
DSCB: 17.3 (Rev. 8-72)
Filing Fee: None

                          COMMONWEALTH OF PENNSYLVANIA
                              DEPARTMENT OF STATE
                               CORPORATION BUREAU

Consent to Use of
Similar Name

     Pursuant to 19 Pa. Code Section 17.3 (relating to use of a deceptively similar name) the undersigned corporation, desiring to consent to the use by another corporation of a name which is deceptively similar to its name, does hereby certify that:

1. The name of the corporation executing this Consent of Use of Similar Name is:

                    Chemical Leaman Tank Lines, Inc. (63780)
--------------------------------------------------------------------------------

2. The address of the registered office of the corporation is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

506 E. Lancaster Avenue
--------------------------------------------------------------------------------
         (NUMBER)                                          (STREET)

Downingtown                                     Pennsylvania          19335
--------------------------------------------------------------------------------
    (CITY)                                                          (ZIP CODE)

3. The date of its incorporation is:      5/14/48
                                     --------------------------

4. The statute under which it was incorporated is:

General Corporation Law of the State of Delaware, enacted March 10, 1899, as
--------------------------------------------------------------------------------
amended

5. The corporation(s) entitled to the benefit of this Consent to Use of Similar Name is (are):

                          Chemical Leaman Corporation
--------------------------------------------------------------------------------


6. A check in this box: / / indicates that the corporation executing this Consent to Use of Similar Name is the parent or prime affiliate of a group of corporations using the same name with geographic or other designations, and that such corporation is authorized to and does hereby act on behalf of all such affiliated corporations, including the following (sec 19 Pa. Code Section 17.3(cX7)):

                                                              3-1-77:11
DSCB: 17.3 (Rev. 8-72)-2




     IN TESTIMONY WHEREOF, the undersigned corporation has caused this consent to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed, this 1st day of March, 1976.


                                               CHEMICAL LEAMAN TANK LINES, INC.


                                               By: /s/ S. F. Niness, Jr.
                                                   -----------------------------
                                                            (SIGNATURE)


                                                  EXECUTIVE VICE PRESIDENT
                                                  ------------------------------
                                                        (TITLE: PRESIDENT,
                                                       VICE PRESIDENT, ETC.)

Attest:

/s/ [Illegible]
---------------------------------
       (SIGNATURE)

      ASSISTANT SECRETARY
---------------------------------
        (TITLE: SECRETARY,
     ASSISTANT SECRETARY, ETC.)


(CORPORATE SEAL)


INSTRUCTIONS FOR COMPLETING FORM:


     Where this form is executed by an unincorporated body which has registered its name pursuant to statute (sec 19 Pa. Code Section 17.101 et. seq.) the language of the form should be modified accordingly, and a seal need be affixed only where the unincorporated body has adopted a seal.

                                                                       3-1-77:11

                          COMMONWEALTH OF PENNSYLVANIA
                               DEPARTMENT OF STATE
                               CORPORATION BUREAU

                            ARTICLES OF INCORPORATION



     In compliance with the requirements of the Business Corporation Law, approved the 5th day of May, A.D. 1933, P.L. 364, as amended, the undersigned, who is of full age, desiring that he may be incorporated as a business corporation, does hereby certify:

     1. The name of the corporation is:

        CHEMICAL LEAMAN CORPORATION

     2. The location and post office address of its initial registered office in this Commonwealth is:

                 506 East Lancaster Avenue
                 Downingtown, Pennsylvania 19335

     3. The purpose or purposes of the corporation which shall be organized under this Act are as follows:

          To engage in and do any lawful act concerning all lawful business for which corporations may be incorporated under the Business Corporation Law of Pennsylvania including, without limiting the generality of the foregoing, manufacturing, and to do all things and exercise all powers, rights and privileges which a business corporation may now or hereafter be organized or authorized to do or to exercise under the Business Corporation Law of the Commonwealth of Pennsylvania.

     4. The term of its existence is: Perpetual.

     5. The aggregate number of shares which the Corporation shall have authority to issue is Three Million Five Hundred Thousand (3,500,000) shares of which Five Hundred Thousand (500,000) shares shall be shares of Preferred Stock without par value and Three Million (3,000,000) shares shall be shares of Common Stock with a par value of Two Dollars and Fifty Cents ($2.50) per share.

     The voting rights, designations, preferences, qualifications, privileges, limitations, restrictions, options, conversion rights of the classes of stock of the Corporation which are fixed by these Articles of Incorporation, and which may be fixed by the Board of Directors are as follows:

     (a) Preferred Stock to Be Issued in Series. The Preferred Stock may be issued from time to time in one or more series of any number of shares; provided that the aggregate number of shares issued and not cancelled of any and all such series shall not exceed the total number of shares of Preferred Stock hereinabove authorized. Each series of Preferred Stock shall be distinctively designated by letter or descriptive words. All series of Preferred Stock shall rank equally and be identical in all respects except as permitted by the provisions of paragraph (b) of this Article 5.

     (b) Authority of Board of Directors. Authority is hereby vested in the Board of Directors from time to time to issue the Preferred Stock as Preferred Stock of any series and in connection with the creation of each such series to fix by resolution or resolutions providing for the issue of shares thereof the voting rights, if any, the designations, preferences, qualifications, privileges, limitations, restrictions, options, conversion rights, and other special and relative rights of such series to the full extent now or hereafter permitted by these Articles of Incorporation and the laws of the Commonwealth of Pennsylvania. The authority of the Board with respect to each series shall include, but not be limited to, determination of the following:

          1. The distinctive designation of such series and the number of shares which shall constitute such series, which number may be increased or decreased (but not below the number of shares thereof then outstanding) from time to time by action of the Board of Directors;

          2. The dividend rate, if any, of such series, any preferences to or provisions in relation to the dividends payable on any other class or classes or of any other series of stock whether or not the dividends are cumulative or non- cumulative, and any limitations, restrictions or conditions on the payment of dividends;

          3. Whether the shares of such series shall be subject to redemption and, if such shares are subject to redemption, the price or prices at which, and the terms and conditions on which, the shares of such series may be redeemed by the Corporation;

          4. Whether the shares of such series shall be entitled to the benefits of a sinking fund to be applied to the purchase or redemption of shares of such series and, if so entitled, the amount of such fund and the manner of its application;

          5. The amount or amounts payable upon the shares of such series in the event of any liquidation, dissolution or winding up of the Corporation;

          6. Whether the shares of such series shall be made convertible into, or exchangeable for, shares of any other class or classes of stock of the Corporation or shares of any other series of Preferred Stock, and, if made so convertible or exchangeable, the conversion price or prices, or the rate or rates of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

          7. Whether the shares of such series have any voting powers and, if voting powers are so granted, the extent of such voting powers;

          8. Whether the issue of any additional shares of such series or of any future series in addition to such series shall be subject to restrictions in addition to the restrictions, if any, on the issue of additional shares imposed in the resolution or resolutions fixing the terms of any outstanding series of Preferred Stock theretofore issued pursuant to this
     Article 5 and, if subject to additional restrictions, the extent of such additional restrictions; and

          9. Any other relative rights, preferences and limitations of that series.

     (c) Voting Rights

          1. Except as otherwise provided by law, or these Articles of Incorporation or by the resolution or resolutions providing for the issue of any series of Preferred Stock, the holders of shares of Preferred Stock, as such holders, (a) shall not have any right to vote, and are hereby specifically excluded from the right to vote, in the election of directors or for any other purpose, and (b) shall not be entitled to notice of any meeting of stockholders.

          2. Subject to the provisions of any applicable law, or of the By-Laws of the Corporation as from time to time amended, with respect to the closing of the transfer books or the fixing of a record date for the determination of stockholders entitled to vote and except as otherwise provided by law, or by these Articles of Incorporation or by the resolution or resolutions providing for the issue of any series of Preferred Stock, the holders of outstanding shares of Common Stock shall exclusively possess voting power for the election of directors and for all other purposes, each holder of record of shares of Common Stock being entitled to one vote for each share of Common Stock standing in his name on the books of the Corporation; holders of Common Stock shall not be entitled to cumulate their votes for the election of directors.

     (d) Consideration for Shares. Subject to the provisions of these Articles of Incorporation and except as otherwise provided by law, the shares of Preferred Stock of the Corporation, regardless of class, may be issued for such consideration and for such corporate purposes as the Board of Directors may from time to time determine.

6. The name and address of the incorporator and the number and classes of shares subscribed by him are:

                                                                   NUMBER AND
      NAME                      ADDRESS                          CLASS OF SHARES
      ----                      -------                          ---------------
David B. Harwi                 38th Floor Center Sq. West          80 shares of
                               Philadelphia, PA 19102              Common Stock

     IN TESTIMONY WHEREOF, the incorporator has signed and sealed these Articles of Incorporation this 1st day of March, 1977.

                                          /s/ David B. Harwi             (SEAL)
                                          -------------------------------
                                          David B. Harwi


             Approved and filed in the Department of State on the 2nd day of March, 1977.


                                          /s/ C. Delores Tucker
                                          --------------------------------------
                                          SECRETARY OF THE COMMONWEALTH

                                                                       3-1-77:11

                          Commonwealth of Pennsylvania

                                     [LOGO]

                              Department of State

To All to Whom These Presents Shall Come, Greeting:

     Whereas, Under the provisions of the Business Corporation Law, approved the 5th day of May, Anno Domini one thousand nine hundred and thirty-three, P.L. 364, as amended, the Department of State is authorized and required to issue a


                          CERTIFICATE OF INCORPORATION

evidencing the incorporation of a business corporation organized under the terms of that law, and

     Whereas, The stipulations and conditions of that law have been fully complied with by the persons desiring to incorporate as

                          CHEMICAL LEAMAN CORPORATION

     Therefore, Know Ye, That subject to the Constitution of this Commonwealth and under the authority of the Business Corporation Law, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, create, erect, and incorporate the incorporators of and the subscribers to the shares of the proposed corporation named above, their associates and successors, and also those who may thereafter become subscribers or holders of the shares of such corporation, into a body politic and corporate in deed and in law by the name chosen hereinbefore specified, which shall exist perpetually and shall be invested with and have and enjoy all the powers, privileges, and franchises incident to a business corporation and be subject to all the duties, requirements, and restrictions specified and enjoined in and by the Business Corporation Law and all other applicable laws of this Commonwealth.


                                  Given under my Hand and the Great Seal of the
                                        Commonwealth, at the City of Harrisburg, this 2nd day of March in the year of our Lord one thousand nine hundred and seventy-seven and of the Commonwealth the two hundred and first


                                        /s/ C. Delores Tucker
                                        ----------------------------------------
                                                Secretary of the Commonwealth

                                                                   as


DSCB-20 (7-75)

APPLICANT'S ACC'T NO.


DSCB: BCL-307 (Rev. 8-72)



                                     31-08  701
                       ---------------------------------------
                               (Line of numbering)


                                     647190

                          COMMONWEALTH OF PENNYSLVANIA
                              DEPARTMENT OF STATE
                               CORPORATION BUREAU


Filed this 26th day of January, 1981.
Commonwealth of Pennsylvania
Department of State


/s/ William R. Davis
-----------------------------------
Secretary of the Commonwealth

(Box for Certification)      as




Filing Fee: $40
AB-2

Statement of
Change of Registered
Office-Domestic
Business Corporation

     In compliance with the requirements of section 307 of the Business Corporation Law, act of May 5, 1933 (P.L. 364)(15 P.S. section 1307) the undersigned corporation, desiring to effect a change in registered office, does hereby certify that:

1. The name of the corporation is:

                          CHEMICAL LEAMAN CORPORATION
--------------------------------------------------------------------------------

2. The address of its present registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

506 East Lancaster Avenue
--------------------------------------------------------------------------------
    (NUMBER)                                        (STREET)

Downingtown,                         Pennsylvania                 19335
--------------------------------------------------------------------------------
(CITY)                                                         (ZIP CODE)


3. The address to which the rgistered office in this Commonwealth is to be changed is:

                    102 Pickering Way
                    Lionville, Pennsylvania 19353


4. Such change was authorized by resolution duly adopted by at least a majority of the members of the board of directors of the corporation.

     IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement to be signed by a duly authorized officer, and its corporate seal, duly attested by another such officer, to be hereunto affixed, this 6th day of January, 1981


                                               CHEMICAL LEAMAN CORPORATION
                                               ---------------------------------
                                                     (NAME OF CORPORATION)


                                               By: /s/ [Illegible]
                                                   -----------------------------
                                                            (SIGNATURE)


                                                  PRESIDENT
                                                  ------------------------------
                                                        (TITLE: PRESIDENT,
                                                       VICE PRESIDENT, ETC.)

Attest:

/s/ [Illegible]
---------------------------------
       (SIGNATURE)

      ASSISTANT SECRETARY
---------------------------------
        (TITLE: SECRETARY,
     ASSISTANT SECRETARY, ETC.)


(CORPORATE SEAL)

(PA. - 1858 - 12/5/73)

APPLICANT'S ACC'T NO.


DSCB: BCL-806 (Rev. 8-72)



                                    84341340
                       ---------------------------------------
                               (Line of numbering)


                                     647190

                          COMMONWEALTH OF PENNSYLVANIA
                              DEPARTMENT OF STATE
                               CORPORATION BUREAU


Filed this 14th day of May, 1984
Commonwealth of Pennsylvania
Department of State


/s/ William R. Davis
-----------------------------------
Secretary of the Commonwealth

(Box for Certification)      as




Filing Fee: $40
AB-2

Articles of
Amendment-
Domestic Business Corporation


     In compliance with the requirements of section 806 of the Business Corporation Law, act of May 5, 1933 (P.L. 364)(15 P.S. section 1806), the undersigned corporation, desiring to amend its Articles, does hereby certify that:

1. The name of the corporation is:

                          CHEMICAL LEAMAN CORPORATION
--------------------------------------------------------------------------------

2. The location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

102 Pickering Way
--------------------------------------------------------------------------------
   (NUMBER)                                                 (STREET)

Lionville                                  Pennsylvania            19353
--------------------------------------------------------------------------------
   (CITY)                                                       (ZIP CODE)


3. The statute by or under which it was incorporated is:

Pennsylvania Business Corporation Law
--------------------------------------------------------------------------------

4. The date of its incorporation is: March 2, 1997
                                     -------------------------------------------

5. (Check, and if appropriate, complete one of the following):

   /X/ The meeting of the shareholders of the corporation at which the amendment was adopted was held at the time and place and pursuant to the kind and period of notice herein stated.

    Time: The 8th day of May 1984
             ----        ---------

    Place: 102 Pickering Way, Lionville, PA 19353
           --------------------------------------

    Kind and period notice   Written Notice at least 10 days prior to the Annual
                            ----------------------------------------------------
    Meeting of Shareholders
    -----------------------

     / / The amendment was adopted by a consent in writing, setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.

6. At the time of the action of shareholders:

  (a) The total number of shares outstanding was:

      1,225,041
      --------------------------------------------------------------------------

  (b) The number of shares entitled to vote was:

      1,225,041
      --------------------------------------------------------------------------

DSCB:BCL--806 (Rev. 8-72)-2


7. In the action taken by the shareholders:

   (a) The number of shares voted in favor of the amendment was:

       1,018,404
       -------------------------------------------------------------------------

   (b) The number of shares voted against the amendment was:

       25,354
       -------------------------------------------------------------------------

8. The amendment adopted by the shareholders, set forth in full, is as follows:

          "RESOLVED, that Corporation's Articles of Incorporation be amended so as to add a new paragraph 7 which shall read as follows:

               '7. Section 910 of the Pennsylvania Business Corporation Law shall not be applicable to the Corporation.'"

     IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 8th day of May 1984.

                                                Chemical Leaman Corporation
                                                --------------------------------
Attest:                                            (NAME OF CORPORATION)

/s/ Charles E. Fernald, Jr.                 By: /s/ S.F. Niness, Chairman
--------------------------------------          --------------------------------
       (SIGNATURE)                                     (SIGNATURE)

Charles E. Fernald, Jr., Asst. Secy             S.F. Niness, Chairman
-------------------------------------           --------------------------------
       (TITLE; SECRETARY,                             (TITLE: PRESIDENT,
   ASSISTANT SECRETARY. ETC.)                        VICE PRESIDENT, ETC.)



(CORPORATE SEAL)

INSTRUCTIONS FOR COMPLETION OF FORM

     A. Any necessary copies of Form DSCB: 17.2 (Consent to Appropriation of
        Name) or Form DSCB:17.3 (Consent to Use of Similar Name) shall accompany Articles of Amendment effecting a change of name.

     B. Any necessary governmental approvals shall accompany this form.

     C. Where action is taken by partial written consent pursuant to the Articles, the second alternate of Paragraph 5 should be modified accordingly.

     D. If the shares of any class were entitled to vote as a class, the number of shares of each class so entitled and the number of shares of all other classes entitled to vote should be set forth in Paragraph 6(b).

     E. If the shares any class were entitled to vote as a class, the number of shares of such class and the number of shares of all other classes voted for and against such amendment respectively should be set forth in Paragraphs 7(a) and 7(b).

     F. BCL section 807 (15 P.S. section 1807) requires that the corporation shall advertise its intention to file or the filing of Articles of Amendment. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.

                                                                          647190

                          Commonwealth of Pennsylvania

                                     [SEAL]

                              Department of State

To All to Whom These Presents Shall Come, Greeting:

     Whereas, In and by Article VIII of the Business Corporation Law, approved the fifth day of May, Anno Domini one thousand nine hundred and thirty-three, P.L. 364, as amended, the Department of State is authorized and required to issue a


                          CERTIFICATE OF AMENDMENT

evidencing the amendment of the Articles of Incorporation of a business corporation organized under or subject to the provisions of that Law, and

     Whereas, The stipulations and conditions of that Law pertaining to the amendment of Articles of Incorporation have been fully complied with by

                          CHEMICAL LEAMAN CORPORATION

     Therefore, Know Ye, That subject to the Constitution of this Commonwealth and under the authority of the Business Corporation Law, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, extend the rights and powers of the corporation named above, in accordance with the terms and provisions of the Articles of Amendment presented by it to the Department of State, with full power and authority to use and enjoy such rights and powers, subject to all the provisions and restrictions of the Business Corporation Law and all other applicable laws of this Commonwealth.


                                  Given under my Hand and the Great Seal of the
                                        Commonwealth, at the City of Harrisburg, this 14th day of May in the year of our Lord one thousand nine hundred and eight-four and of the Commonwealth the two hundred and eighth.


                                        /s/ William R. Davis
                                        ----------------------------------------
                                                Secretary of the Commonwealth

Microfilm Number: 9265-1574               Filed with the Department of State on
                  ---------               August 18, 1992

Entity Number 647190                      /s/ [Illegible]
              -------                     --------------------------------------
                                                Secretary of the Commonwealth


         STATEMENT WITH RESPECT TO SHARES-DOMESTIC BUSINESS CORPORATION

                              DSCB:15-1522 (Rev 89)

     In compliance with the requirements of 15 Pa. C.S. section 1522(b) (relating to statement with respect to shares), the undersigned corporation, desiring to state the designation and voting rights, preferences, limitations, and special rights, if any, of a class or series of its shares, hereby states that:

1. The name of the corporation is:  CHEMICAL LEAMAN CORPORATION
                                    --------------------------------------------

2. (Check and complete one of the following):

---- The resolution amending the Articles under 15 Pa. C.S. section 1522(b)
     (relating to divisions and determinations by the board), set forth in full, is as follows:

XX   The resolution amending the Articles under 15 Pa. C.S. section 1522(b) is
---  set forth in full in Exhibit A attached hereto and made a part hereof.

3. The aggregate number of shares of such class or series established and designated by (a) such resolution, (b) all prior statements, if any, filed under 15 Pa. C.S. section 1522 or corresponding provisions of prior law with respect thereto, and (c) any other provision of the Articles is 130 shares.

4. The resolution was adopted by the Board of Directors or an authorized committee thereof on July 15, 1992.

5.   (Check, and if appropriate complete, one of the following):

      XX The resolution shall be effective upon the filing of this statement -- with respect to shares in the Department of State.


      -- The resolution shall be effective on
                                              --------------------------------

      IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement to be signed by a duly authorized officer thereof this 18th day of August, 1992.

                                    CHEMICAL LEAMAN CORPORATION
                                    --------------------------------------------
                                          (Name of Corporation)

                                    BY: /s/ [Illegible]
                                        ----------------------------------------
                                                  (Signature)

                                    TITLE:
                                           -------------------------------------

M. BURR KEIM COMPANY PHILADELPHIA
         1-800-533-8113

                                                                    EXHIBIT A to
                                                Statement With Respect to Shares
                                                  CHEMICAL LEAMAN CORPORATION ON

       RESOLVED, that the Company be and it hereby is authorized and directed to amend its Articles of Incorporation to provide for the designation of the preferences, limitations and rights for one hundred thirty (130) shares of the Company's Series A Preferred Stock, no par value as set forth in the Designation Statement to Series A Preferred Stock ("Designation Statement") attached hereto as Exhibit 1 ("Series A Preferred Stock").

                                                                    EXHIBIT 1 to
                                           Resolutions of the Board of Directors
                                                                   July 15, 1992
                                                     CHEMICAL LEAMAN CORPORATTON


                            SERIES A PREFERRED STOCK
                                       OF
                           CHEMICAL LEAMAN CORPORATION

SERIES A PREFERRED STOCK

     1. Designation and Amount. The designation of this series of capital stock shall be "series A Preferred Stock," no par value per share (the "Series A Stock") of Chemical Leaman Corporation, a Pennsylvania corporation. (the "Corporation"). The number of shares, powers, terms, conditions, designations, preferences and privileges, relative, participating, optional and other special rights, and qualifications, limitations and restrictions, if any, of the Series A Stock shall be as set forth herein. The number of authorized shares of the Series A Stock is 130.

     2. Definitions. All capitalized terms used herein which are not defined when first used, are defined in Section 10 hereof.

     3. Ranking. No class or series of capital stock of the Corporation shall be issued which shall be senior in priority in any way to the Series A Stock while any of the shares thereof are issued and outstanding. The Corporation's shares of Series A Stock shall rank, as to dividends and upon Liquidation, equally with each other and (i) senior and prior to the Corporation's Common Stock, and (ii) senior to, or on a parity with, classes or series of capital stock (other than the Corporation's Common Stock) hereafter issued by the Corporation.

     4. Dividends.

        (a) General Dividend Rights. The Holder of each share of Series A Stock shall be entitled to receive, before any dividends shall be declared by the Board of Directors of the Corporation on the Common Stock or on any other capital stock of the Corporation which is junior to the Series A Stock with respect to dividends, out of funds which the Board of Directors determines, in its sole discretion, to be legally available for that purpose, dividends in cash at the rate of six percent (6%) of the Stated Value per share per annum, and no more, accruing from the Issuance Date payable quarterly on such days as may be determined by the Board of Directors in accordance with the terms hereof; provided, however, that (i) no dividend on the Series A Stock shall be paid if and to the extent such payment will cause a default under the Senior Debt, and (ii) dividends on the Series A Stock shall only be required to be paid in any quarter if and to the extent that the Corporation realized net after-tax profits (before deduction for the payment of Accrued Dividends on the Series A Stock) for the preceding fiscal quarter in excess of the Accrued Dividends for such Dividend Period. For purposes of this paragraph, net after-tax profits of the Corporation shall be as shown on the Corporation's financial statements determined in accordance with generally accepted accounting principles.

        (b) Payment. Accrued Dividends for each Dividend Period shall be payable on the next succeeding Dividend Payment Date, subject to the limitations set forth above.

        (c) Priority. Dividends on shares of Series A Stock shall be cumulative from the Issuance Date (whether or not there shall be net profits or net assets of the Corporation legally available for the payment of such dividends) so that, if at any time Full Cumulative Dividends upon the Series A Stock to the end of the last completed Dividend Period have not been paid or declared and a sum sufficient for payment thereof set apart, then the amount of the deficiency in such dividends must be fully paid (but without interest) or dividends in such amount must be declared on the shares of the Series A Stock and a sum sufficient for the payment thereof must be set apart for such payment before any dividend shall be declared or paid or any other distribution ordered or made upon the Common Stock or any other class or series of the Corporation's capital stock which is junior to the Series A Stock with respect to dividends (other than a dividend payable in Common Stock or other class or series of capital stock of the Corporation) and before any sum or sums be set aside for or applied to the mandatory redemption at the option of the holder of any shares of any Common Stock or any other class or series of the Corporation's capital stock which is junior to the Series A Stock with respect to dividends. All dividends declared upon the Series A Stock shall be declared pro rata per share. No cash dividends shall be declared, set apart for payment or paid in respect of any Dividend Period on any class or series of capital stock of the Corporation which is on a parity with the Series A Stock with respect to dividends if Accrued Dividends for any prior Dividend Period have not been paid in full, unless cash dividends shall likewise be or have been declared and set apart for payment on all shares of Series A Stock at the time outstanding ratably with such other classes or series in accordance with the sums which would otherwise be payable on such shares if all dividends were declared and paid in full; but in no event to exceed, with respect to the Series A Stock, the Accrued Dividends up to and including the immediately preceding Dividend Payment Period. Holders of shares of Series A Stock shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of the Full Cumulative Dividends at the rate set forth above.

        (d) Record Date. The Accrued Dividends paid on any Dividend Payment Date shall be payable to the Holders of record of the series A Stock on the last day of the Dividend Period immediately preceding such Dividend Payment Date.

        (e) Partial Payment. If the entire amount of Accrued Dividends as of the end of any Dividend Period cannot be paid on the Dividend Payment Date therefor, the unpaid balance of the Accrued Dividends shall be paid on the succeeding Dividend Payment Dates as, when and to the extent permitted by the terms hereof.

     5. Liquidation Rights.

        (a) General Liquidation Rights. With respect to rights on Liquidation, the shares of Series A Stock. shall rank equally with each other and (i) senior and prior to the Corporation's Common Stock, and (ii) senior to, or on a parity with, classes or series of capital stock (other than the Corporation's Common Stock) hereinafter issued by the Corporation.

        (b) Priority Right. In the event of any Liquidation, the Holders of the Series A Stock shall be entitled to receive out of the assets of the Corporation legally available for distribution to its stockholders, whether from capital, surplus or earnings, before any payment shall be made to the holders of Common Stock or any other class or series of stock ranking on Liquidation junior to such Series A Stock, an amount per share equal to the Stated Value, plus the Accrued Dividends from the Issuance Date until the date of Liquidation.

        (c) Partial Payment. If, upon any Liquidation,, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the Series A Stockholders the full amount as to which each of them shall be entitled, then the Series A Stockholders shall share ratably with all other classes and series of capital stock of the Corporation which is on a parity with the Series A Stock with respect to rights on Liquidation in any distribution of assets according to the respective amounts which would be payable to them in respect of the shares held upon such distribution if all amounts payable on or with respect to such shares were paid in full.

     6. Shareholder Right of Redemption.

        (a) Redemption Right. At the request of the Holder or Holders of any of the shares of Series A Stock then outstanding (individually, a "Requesting Holder") made at any date after August 1, 2002 the Corporation shall redeem (unless otherwise prevented by law), at the Redemption Price, all or any portion of the Series A Stock owned of record by such Requesting Holder on the date of receipt by the Corporation of a Redemption Notice from the Requesting Holder. Each Requesting Holder who desires to have any of the Series A Stock owned of record by such Requesting Holder redeemed shall specify in a written notice to the Corporation the number of shares which the Requesting Holder elects to redeem (a "Redemption Notice"), in accordance with Section 6(c) hereof. The Corporation shall redeem (unless otherwise prevented by law) the shares of Series A Stock being redeemed by each Requesting Holder on the Redemption Date, which shall be no later than sixty
(60) days after the termination of the period within which Holders of Series A Stock are permitted to send Redemption Notices (as set forth above), and the Corporation shall promptly advise each Requesting Holder of such Redemption Date or of the relevant facts applicable thereto preventing such redemption. At any time on or after the Redemption Date, the Requesting Holder shall be entitled to receive the Redemption Price for each of the shares of Series A Stock held by such Holder upon actual delivery to the Corporation or its transfer agent of the certificate(s) representing the shares to be redeemed.

        (b) Cancellation of Shares. On and after the Redemption Date, all rights of any Requesting Holder with respect to the shares of Series A Stock being redeemed by the Requesting Holder pursuant to Section 6(a), except the right to receive the Redemption Price per share of Series A Stock as hereinafter provided, shall cease and terminate, and such shares of Series A Stock shall no longer be deemed to be outstanding, whether or not the certificates representing such shares have been received by the Corporation; provided, however, that if the Corporation defaults in the payment of the Redemption Payment, the rights of the Requesting Holder with respect to such shares of Series A Stock shall continue until the Corporation cures such default.

        (c) Redemption Notice. Each Requesting Holder shall send its Redemption Notice pursuant to this Section 6 by first-class, certified mail, return receipt requested, postage prepaid, to the Corporation at its principal place of business to the attention of the President, or to any transfer agent of the Corporation. The Corporation shall, within twenty (20) business days after the receipt of the Redemption Notice, notify all other Series A Stockholders of the request by a Requesting Holder for the redemption of Series A Stock (the "Corporation Notice"). If any other Series A Stockholder desires to redeem all or any portion of the Series A Stock owned of record by such Series A Stockholder, each such Series A Stockholder shall send a Redemption Notice to the Corporation postmarked within ten (10) Business Days after the receipt of the Corporation Notice, and such Series A Stockholder shall be deemed to be a Requesting Holder.

        (d) Partial Redemption. If, on the Redemption Date, less than all the shares of Series A Stock requested to be redeemed may be legally redeemed by the Corporation, the redemption of such Series A Stock shall be pro rata based upon the number of outstanding shares of Series A Stock then owned by each Requesting Holder thereof, and any shares of Series A Stock not redeemed shall be redeemed, at the Holder's election, on any date following such Redemption Date on which the Corporation may lawfully redeem such shares. Upon redemption of only a portion of the number of shares covered by a Series A Stock Certificate, the Corporation shall issue and deliver to or upon the written order of the Holder of such Series A Stock Certificate, at the expense of the Corporation, a new certificate covering the number of shares of the Series A Stock representing the unredeemed portion of the Series A Stock Certificate, which new certificate shall entitle the Holder thereof to all the rights, powers and privileges of a Holder of such shares.

        (e) Payment. Payment of the Redemption Price by the Corporation shall be in the form of a check of the Corporation payable to each Requesting Holder mailed to the address of each such Requesting Holder as shown on the Corporation's transfer books.

        (f) No Sinking Fund. Shares of the Series A Stock are not subject to or entitled to the benefit of any sinking fund.

        (g) Redeemed Shares to be Cancelled. Series A Stock redeemed pursuant to this Section 6 will be automatically cancelled and will not under any circumstances be reissued, sold or transferred.

     7. Corporation Right of Redemption.

        (a) Redemption Right. The Series A Stock is subject to redemption by the Corporation at its election in whole or in part at any time after the Issuance Date for the Redemption Price.

        (b) Payment. Payment of the Redemption Price by the Corporation shall be in the form of a check of the Corporation payable to each Holder of Series A Stock mailed to the address of each such Holder as shown on the Corporation's transfer books.

        (c) Partial Redemption. If less than all of the outstanding shares of the Series A Stock are redeemed at any time, such redemption shall be in integral multiples of $100,000 of Stated Value, plus all Accrued Dividends for such shares, and shall be made pro rata among the Holders of the Series A Stock based on the number of outstanding shares of Series A Stock held by each. If fractional shares are so redeemed then the Redemption Price therefor shall be the applicable percentage of the Stated Value and Accrued Dividends. In case less than the total number of shares represented by a certificate are redeemed, a new certificate representing the number of unredeemed shares will be issued to the Holder thereof without cost to such Holder.

        (d) Dividends After Redemption Date. No share of Series A Stock is entitled to any dividends calculated after its Redemption Date, and on such Redemption Date all rights of the Holder of such shares, as a stockholder of the Corporation by reason of the ownership of such share, will cease, except the right to receive the Redemption Price of such share upon presentation and surrender of the certificate representing such share, and such share will not be deemed to be outstanding after such Redemption Date; provided, however, that if the Corporation defaults in the payment of the Redemption Payment, the rights of the Holder of the Series A Stock to have been redeemed shall continue until the Corporation cures such default.

        (e) Notice of Redemption. The Corporation shall mail written notice of each redemption of shares of Series A Stock stating the Redemption Date, the Redemption Price and the manner of redemption by certified or registered mail, return receipt requested, or by any national overnight delivery service, to each Holder of the Series A Stock at the address for such Holder as shown on the Corporation's transfer books, not less than ten (10) days prior to the Redemption Date. Any such notice of redemption may be qualified or unqualified, in which latter event, the Corporation will become obligated to redeem the total principal amount of Series A Stock specified therein on the Redemption Date.

        (f) Redeemed Shares to be Cancelled. Series A Stock redeemed pursuant to this Section 7 will be automatically cancelled and will not under any circumstances be reissued, sold or transferred.

     8. Voting Rights.

        (a) Except as otherwise required by law or as set forth in subsection
(b) below, the Holders of the Series A Stock shall have no voting power and no right to notice of shareholders' meetings, and no owner or Holder of the Series A Stock shall, as such a Holder, have the right to participate in any action of any nature taken by the Corporation or the holders of Common Stock.

        (b)(i) The Holders of a majority of the shares of the Series A Stock, voting as a separate class, shall have the exclusive right to elect one Director to the Board of Directors of the Corporation ("Preferred Director"), regardless of any increase or decrease in the size of the Board of Directors. In any election of the Preferred Director pursuant to this Section 8(b), each Holder of the Series A Stock shall be entitled to one vote for each share of the Series A Stock held. The exclusive voting right of the Holders of the Series A Stock, contained in this Section 8(b), may be exercised at any annual or special meeting of the Stockholders of the Corporation at which the Holders of the Series A Stock shall elect the Preferred Director, called as provided in accordance with the By-laws of the Corporation, including written notice of such meeting to the Holders, or by written consent of such Holders of the Series A Stock in lieu of a meeting. The Preferred Director elected pursuant to this Section 8(b) shall serve from the date of his or her election and qualification until his or her successors have been duly elected and qualified.

           (ii) A vacancy in the directorship to be elected by the Holders of the Series A Stock, pursuant to Section 8(b)(i) hereof, may be filled only by the vote at a meeting called in accordance with the By-laws of the Corporation, including written notice of such meeting to the Holders, or written consent in lieu of such meeting, of the Holders of at least a majority of the shares of such Series A Stock.

     9. Restrictions on Transferability of the Series A Stock. The Holders of the Series A Stock shall not sell or offer to sell or transfer any of the shares of Series A Stock or any interest therein without registration under the Securities Act of 1933, as amended, and applicable state securities laws, or an exemption from such registration that has been acknowledged by the Corporation, after receipt of an opinion of counsel in form and substance and from counsel reasonably satisfactory to the Corporation that such registration is not required.

     10. Definitions. As used herein, the following terms shall have the corresponding meanings:

        "Accrued Dividends" shall mean Full Cumulative Dividends to the date as of which dividends on the Series A Stock are to be computed, less the amount of all dividends paid upon the relevant share of Series A Stock.

        "Business Day" shall mean any day other than a Saturday, Sunday or public holiday in the state where the principal executive office of the Corporation is located.

        "Dividend Payment Date" shall mean, as to each respective Dividend Period, the day determined by the Corporation to be the day the Accrued Dividends are paid, but in any event within 45 days after the expiration of such Dividend Period.

        "Dividend Period" shall mean each fiscal quarter or portion thereof during which the relevant share of stock is outstanding.

        "Full Cumulative Dividends" shall mean (whether or not in any Dividend Period, or any part thereof, in respect of which such term is used there shall have been net profits or net assets of the Corporation legally available for the payment of such dividends) that amount which shall be equal to dividends at the full rate fixed for the Series A Stock as provided herein for the period of time elapsed from the Issuance
     Date to the date as of which Full Cumulative Dividends are to be computed.

        "Issuance Date" with respect to any share of Series A Stock shall mean the date of first issuance of such share.

        "Liquidation" shall mean a complete liquidation, dissolution or winding-up of the affairs of the Corporation.

        "Redemption Date" shall mean the date set forth for redemption of the Series A Stock pursuant to Section 6 or section 7 hereof.

        "Redemption Payment" shall mean the payment of the Redemption Price for the shares of the Series A Stock redeemed on the Redemption Date.

        "Redemption Price" shall mean the following redemption prices (expressed as percentages of the Stated Value of the Series A Stock being redeemed), plus all Accrued Dividends per share of Series A Stock being redeemed on the Redemption Date:

     Redemption Date                             Redemption Price
     ---------------                             ----------------
     On or prior to June 15, 1993                       135%
     June 16, 1993 through
      June 15, 1994                                     130%
     June 16, 1994 through
      June 15, 1995                                     125%
     June 16, 1995 through
      June 15, 1996                                     120%
     June 16, 1996 through
      June 15, 1997                                     115%
     June 16, 1997 through
      June 15, 1998                                     110%
     June 16, 1998 through
      June 15, 1999                                     105%
     June 16, 1999 and
      thereafter                                        100%

        "Requesting Holder" shall be as defined in Section 6 hereof.

        "Senior Debt" shall mean any indebtedness of the Corporation, now or hereafter incurred, to Corestates Bank, N.A., for itself or as agent, and Associates

        Commercial Corporation, or any other indebtedness for borrowed money to commercial lenders.

        "Series A Stockholders" or "Holders of the Series A Stock" or "Holder" shall mean the registered owners of the shares of the Series A Stock as shown on the Corporation's stock transfer books.

        "Stated Value" shall mean, with respect to the Series A Stock, $20,000 per share.

     11. Amendment and Waiver. No amendment, modification or waiver by the Corporation (including any made by means of a merger) of any provision herein (or of the percentage of Series A Stock required to approve such amendment, modification or waiver) will be binding or effective without the prior written consent of the Holder(s) of a majority of the Series A Stock outstanding at the time such action is taken. Notwithstanding the foregoing, no such action may be taken or effective without the prior written consent of the Holder(s) of at least ninety percent (90%) of the Series A Stock then outstanding, which will:

        (a) change the rate at which or the manner in which dividends are calculated, or the time at which dividends become payable hereunder;

        (b) change the provisions of Section 5 hereof regarding the liquidation preference;

        (c) change the provisions of Sections 6 and 7 hereof regarding redemptions;

        (d) change the percentage of Series A Stock required to approve any change described in (a), (b) or (c) above.

No amendment, modification or waiver of any provision herein will extend to or affect any obligation not expressly amended, modified or waived or impair any right consequent thereon.

     12. No Conversion. Series A Stock shall not be convertible into shares of the Corporation's Common Stock or any other stock or securities of the Corporation.

Microfilm Number                  Filed with the Department of State on
                ----------                                              --------

Entity Number: 647190             /s/ [Illegible]
              ------------        ----------------------------------------------
                                  Secretary of the Commonwealth


              ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                              DSCB:15-1915 (Rev 91)

     In compliance with the requirements of 15 Pa.C.S. Section 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1. The name of the corporation is: CHEMICAL LEAMAN CORPORATION
                                  ----------------------------------------------

   -----------------------------------------------------------------------------

2. The address of this corporation's current registered office in this Commonwealth and the county of venue is (the Department is hereby authorized to correct the following address to conform to the records of the Department):

   102 Pickering Way       Exton      PA      19341-0200        Chester
   -----------------------------------------------------------------------------
   Number and Street      City      State        Zip            County

3. The statute by or under which it was incorporated is: Pennsylvania Business
                                                        ------------------------
   Corporation Law of 1988, as as amended.
   -----------------------------------------------------------------------------

4. The original date of its incorporation is: March 2, 1977
                                             -----------------------------------

5. (Check, and if appropriate, complete one of the following):

    x The amendment shall be effective upon filing these Articles of Amendment -- in the Department of State.

    -- The amendment shall be effective on:                at
                                            --------------    ------------------
                                                 Date              Hour

6. (Check one of the following):

    x The amendment was adopted by the shareholders (or members) pursuant to -- 15 Pa.C.S. Section 1914(a) and (b).

    -- The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. Section 1914(c).

7. (Check, and if appropriate, complete one of the following):
    -- The amendment adopted by the corporation, set forth as follows:

    x The amendment adopted by the corporation as set forth in full in -- Exhibit A attached hereto and made a part hereof.

8. (Check if the amendment restates the Articles):

   -- The restated Articles of Incorporation supersede the original Articles and all amendments thereto.

     IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 10th day
                                                                    ----
of September, 1994.
  -----------------

                                         CHEMICAL LEAMAN CORPORATION
                                         --------------------------------------
                                                  (Name of Corporation)

                                         BY: /s/ David M. Boucher
                                            ------------------------------------
                                                    (Signature)

                                         TITLE: CHIEF FINANCIAL OFFICER
                                               ---------------------------------

                                                                    EXHIBIT A to
                                                        Articles of Amendment of
                                                       Articles of Incorporation
                                                     CHEMICAL LEAMAN CORPORATION

       The Articles of Incorporation of Chemical Leaman Corporation shall be amended by adding a new paragraph 8, which new paragraph 8 shall be and read as follows:

                  "8. Notwithstanding any provision in these Articles of Incorporation to the contrary, on the effective date of this Paragraph 8 each Two Hundred (200) shares of Common Stock issued and outstanding on such date shall be converted into one (1) share of Common Stock; provided, however, that notwithstanding the provisions of this Article 8, the authorized number of shares of Common Stock and the par value thereof shall be and remain as set forth in Paragraph 5 of these Articles of Incorporation, and not affected hereby."

Microfilm Number 9622 420     Filed with the Department of State on Mar 25 1996
                 --------                                           -----------
                              /s/ [Illegible]
Entity Number 647190          -------------------------------------------------
              ------                   Secretary of the Commonwealth

                ARTICLES OF MERGER-DOMESTIC BUSINESS CORPORATION
                             DSCB:15-1926 (Rev 90)

     In compliance with the requirements of 15 Pa.C.S. ss. 1926 (relating to articles of merger or consolidation), the undersigned business corporations, desiring to effect a merger, hereby state that:

1. The name of the corporation surviving the merger is:

   Chemical Leaman Corporation

   ----------------------------------------------------------------------------

   ----------------------------------------------------------------------------

2. (Check and complete one of the following):
   X The surviving corporation is a domestic business corporation and the -- (a) address of its current registered office in this Commonwealth or
      (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

   (a) 102 Pickering Way           Exton       PA        19341       Chester
       ------------------------------------------------------------------------
       Number and Street            City      State       Zip         County

   (b) c/o:
            -------------------------------------------------------------------
            Name of Commercial Registered Office Provider             County

    -- For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

       The surviving corporation is a qualified foreign business corporation
       under the laws of                 and the (a) address of its current
                         ---------------
       registered office in this Commonwealth or (b) name of its commerical registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

   (a) -------------------------------------------------------------------------
       Number and Street            City          State       Zip      County

   (b) c/o:
           ---------------------------------------------------------------------
           Name of Commercial Registered Office Provider             County


       For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

   --- The surviving corporation is a nonqualified foreign business corporation incorporated under the laws of

   -----------------------------------------------------------------------------
        Number and Street           City        State       Zip      County


(PA.-1424-11/1/93)

DSCB:15-1926 (Rev 90)-2

3. The name and the address of the registered office in this Commonwealth or name of its commercial registered office provider and the county of venue of each other domestic business corporation and qualified foreign business corporation which is a party to the plan of merger are as follows:

   Name of Corporation     Address of Registered Office or Name of Commercial Registered Office Provider    County

  CLC Merger Corp.        102 Pickering Way, Exton, PA 19341                                                 Chester
  -------------------------------------------------------------------------------------------------------------------

  -------------------------------------------------------------------------------------------------------------------

  -------------------------------------------------------------------------------------------------------------------

4. (Check, and if appropriate complete, one of the following):

   x The plan of merger shall be effective upon filing these Articles of Merger -- in the Department of State.

      The plan of merger shall be effective on              at
  --                                          --------------  -----------------
                                                   Date              Hour

5. The manner in which the plan of merger was adopted by each domestic corporation is as follows:

    Name of corporation               Manner of adoption

    Chemical Leaman Corporation       Unanimous written consent of Board and
                                      Partial written consent of shareholders

    CLC Merger Corp.                  Unanimous written consent of Board and
                                      shareholders


7.  (Check, and if appropriate complete, one of the following):

    The plan of merger is set forth in full in Exhibit A attached hereto and -- made a part hereof.

 x  Pursuant to 15 Pa.C.S. section 1901 (relating to omission of certain
-- provisions from filed plans) the provisions, if any, of the plan of merger that amend or constitute the operative Articles of Incorporation of the surviving corporation as in effect subsequent to the effective date of the plan are set forth in full in Exhibit A attached hereto and made a part hereof. The full text of the plan of merger is on file at the principal place of business of the surviving corporation, the address of which is:



102 Pickering Way                Exton            PA              19341
--------------------------------------------------------------------------------
Number and Street                 City            State           Zip

DSCB:15-1926 (Rev 90)-3

     IN TESTIMONY WHEREOF, the undersigned corporation or each undersigned corporation has caused these Articles of Merger to be signed by a duly authorized officer thereof this 25th day of March, 1996.


                                     CHEMICAL LEAMAN CORPORATION
                                     -------------------------------------------
                                            (Name of Corporation)

                                     BY: /s/ David M. Boucher
                                         ---------------------------------------
                                                (Signature)

                                            David M. Boucher
                                     TITLE: Senior Vice President
                                            ------------------------------------


                                     CLC MERGER CORP.
                                     -------------------------------------------
                                             (Name of Corporation)


                                     BY: /s/ David M. Boucher
                                         ---------------------------------------
                                                (Signature)

                                            David M. Boucher
                                     TITLE: Vice President
                                            ------------------------------------

Microfilm Number                  Filed with the Department of State on
                --------         May 16, 1996

Entity Number 647190               /s/ [Illegible]
              ------               ---------------------------------------------
                                           Secretary of the Commonwealth


         STATEMENT WITH RESPECT TO SHARES-DOMESTIC BUSINESS CORPORATION

                              DSCB:15-1522 (Rev 9C)

     In compliance with the requirements of 15 Pa.C.S. section 1522(b) (relating to statement with respect to shares), the undersigned corporation, desiring to state the designation and voting rights, preferences, limitations, and special rights, if any of a class or series of its shares, hereby states that:


1. The name of the corporation is: Chemical Leaman Corporation
                                   ------------------------------------------

   --------------------------------------------------------------------------

2. (Check and complete one of the following):

---- The resolution amending the Articles under 15 Pa.C.S. section 1522(b)
     (relating to divisions and determinations by the board), set forth in full, is as follows:

XX   The resolution amending the Articles under 15 Pa.C.S. section 1522(b) is
---  set forth in full in Exhibit A attached hereto and made a part hereof.

3. The aggregate number of shares of such class or series established and designated by (a) such resolution, (b) all prior statements, if any, filed under 15 Pa.C.S. section 1522 or corresponding provisions of prior law with respect thereto, and (c) any other provision of the Articles is 453 shares.

4. The resolution was adopted by the Board of Directors or an authorized committee thereof on March 12, 1996
                          --------------

5.   (Check, and if appropriate complete, one of the following):

      XX The resolution shall be effective upon the filing of this statement -- with respect to shares in the Department of State.

      -- The resolution shall be effective on               at
                                              --------------  -----------------
                                                    Date            Hour

      IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement to be signed by a duly authorized officer thereof this 16th day of May, 1996.

                                     CHEMICAL LEAMAN CORPORATION
                                     -------------------------------------------
                                              (Name of Corporation)

                                     BY: /s/ David M. Boucher
                                     -------------------------------------------
                                                  (Signature)

                                     TITLE: David M. Boucher, Senior Vice
                                            President and CFO
                                      ------------------------------------------

M. BURR KEIM COMPANY PHILADELPHIA
         1-800-533-8113

                                                                    EXHIBIT A to
                                                Statement With Respect to Shares
                                                     CHEMICAL LEAMAN CORPORATION

     RESOLVED, the Company be and it hereby is, authorized and directed to amend its Articles of Incorporation by the filing of a Statement with Respect to Shares with the Secretary of State of the Commonwealth of Pennsylvania in order to provide for the voting rights, designations, preferences, qualifications, limitations, and special rights for one hundred fifty one (151) shares of the Company's Series B Cumulative Convertible Preferred Stock, no par value, as set forth in the Designation Statement attached hereto as Annex 1.

     FURTHER RESOLVED, that the Company be and it hereby is, authorized and directed to amend its Articles of Incorporation by the filing of a Statement with Respect to Shares with the Secretary of State of the Commonwealth of Pennsylvania in order to provide for the voting rights, designations, preferences, qualifications, limitations, and special rights for three hundred two (302) shares of the Company's Series C Preferred Stock, no par value, as set forth in the Designation Statement attached hereto as Annex 1.

                                    ANNEX 1


                SERIES B CUMULATIVE CONVERTIBLE PREFERRED STOCK
                                      AND
                      SERIES C CUMULATIVE PREFERRED STOCK
                                       OF
                           CHEMICAL LEAMAN CORPORATION

SERIES B CONVERTIBLE PREFERRED STOCK

     1. Designation and Amount. The designation of this series of capital stock shall be "Series B Cumulative Convertible Preferred Stock," no par value per share (the "Series B Stock") of Chemical Leaman Corporation, a
Pennsylvania corporation (the "Corporation"). The number of shares, powers, terms, conditions, designations, preferences and privileges, relative, participating, optional and other special rights, and qualifications, limitations and restrictions, if any, of the Series B Stock shall be as set forth herein. The number of authorized shares of the Series B Stock is 151.

     2. Definitions. All capitalized terms used herein which are not defined when first used, are defined in Section 11 hereof.

     3. Ranking. Except for the shares of Series A Preferred Stock of the Corporation, which shall be senior to the Series B Stock, no class or series of capital stock of the Corporation shall be issued which shall be senior in priority in any way to the Series B Stock while any of the shares thereof are issued and outstanding. The Corporation's shares of Series B Stock shall rank, as to dividends and upon Liquidation, (i) equally with each other, (ii) equally with shares of the Corporation's Series C Preferred Stock (the "Series C Stock"), (iii) senior and prior to the Corporation's Common Stock, and (iv) senior to. or on a parity with, classes or series of capital stock (other than the Corporation's Common Stock and Series A Preferred Stock) hereafter issued by the Corporation.

     4. Dividends.

        (a) General Dividend Rights. The Holder of each share of Series B Stock shall be entitled to receive, before any dividends shall be declared by the Board of Directors of the Corporation on the Common Stock or on any other capital stock of the Corporation which is junior to the Series B Stock with respect to dividends, out of funds which the Board of Directors determines, in its sole discretion, to be legally available for that purpose, dividends in cash at the rate of six percent (6%) of the Series B Stated Value per share per annum (or $360.00), and no more, accruing from the Series B Issuance Date payable quarterly in arrears on such days as may be determined by the Board of Directors in accordance with the terms hereof, provided, however, that no dividend on the Series B Stock shall be paid if and to the extent such payment will cause a default under the Senior Debt.

        (b) Payment. Accrued Dividends on the Series B Stock for each Dividend Period shall be payable on the Dividend Payment Date relating to such Dividend Period, subject to the limitations set forth above.

        (c) Priority. Dividends on shares of Series B Stock shall be cumulative from the Series B Issuance Date (whether or not there shall be net profits or net assets of the Corporation legally available for the payment of such dividends) so that, if at any time Full Cumulative Dividends upon the Series B Stock to the end of the last completed Dividend Period have not been paid or declared and a sum sufficient for payment thereof set apart, then the amount of the deficiency in such dividends must be fully paid (but without interest) or dividends in such amount must be declared on the shares of the Series B Stock and a sum sufficient for the payment thereof must be set apart for such payment before any dividend shall be declared or paid or any other distribution ordered or made upon the Common Stock or any other class or series of the Corporation's capital stock which is junior to the Series B Stock with respect to dividends (other than a dividend payable in Common Stock or other class or series of capital stock of the Corporation) and before any sum or sums be set aside for or applied to the mandatory redemption at the option of the holder of any shares of any Common Stock or any other class or series of the Corporation's capital stock which is junior to the Series B Stock with respect to dividends. All dividends declared upon the Series B Stock shall be declared pro rata per share; provided that no dividends shall be paid on any shares of Series B Stock unless proportionate dividends are also paid on all shares of Series C Stock outstanding at the time of payment. No cash dividends shall be declared, set apart for payment or paid in respect of any Dividend Period on any class or series of capital stock of the Corporation which is on a parity with the Series B Stock with respect to dividends if Accrued Dividends for any prior Dividend Period have not been paid in full, unless cash Dividends shall likewise be or have been declared and set apart for payment on all shares of Series B Stock at the time outstanding ratably with such other classes or series in accordance with the sums which would otherwise be payable on such shares if all dividends were declared and paid in full, but in no event to exceed, with respect to the Series B Stock, the Accrued Dividends up to and including the immediately preceding Dividend Payment Period. Holders of shares of Series B Stock shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of the Full Cumulative Dividends at the rate set forth above.

        (d) Record Date. The Accrued Dividends paid on any Dividend Payment Date shall be payable to the Holders of record of the Series B Stock on the last day of the Dividend Period relating to such Dividend Payment Date.

        (e) Partial Payment. If the entire amount of Accrued Dividends as of the end of any Dividend Period cannot be paid on the Dividend Payment Date therefor, the unpaid balance of the Accrued Dividends shall be paid on the succeeding Dividend Payment Dates as, when and to the extent permitted by the terms hereof.

     5. Liquidation Rights.

        (a) General Liquidation Rights. With respect to rights on Liquidation, the shares of Series B Stock shall rank (i) equally with each other, (ii) equally with shares of Series C Stock, (iii) senior and prior to the Corporation's Common Stock, and (iv) senior to, or on a parity with, classes or series of capital stock (other than the Corporation's Common Stock) hereafter issued by the Corporation.

        (b) Priority Right. In the event of any Liquidation, the Holders of the Series B Stock shall be entitled to receive out of the assets of the Corporation legally available for distribution to its shareholders, whether from capital, surplus or earnings, before any payment shall be made to the holders of Common Stock or any other class or series of stock ranking on Liquidation junior to such Series B Stock, an amount per share equal to the Series B Stated Value, plus the Accrued Dividends from the Series B Issuance Date until the date of Liquidation.

        (c) Partial Payment. If, upon any Liquidation, the assets of the Corporation available for distribution to its shareholders shall be insufficient to pay the Series B Shareholders the full amount and to which each of them shall be entitled, then the Series B Shareholders shall share ratably with all other classes and series of capital stock of the Corporation which is on a parity with the Series B Stock with respect to rights on Liquidation in any distribution of assets according to the respective amounts which would be payable to them in respect of the shares held upon such distribution if all amounts payable on or with respect to such shares were paid in full.

     6. Shareholder Right to Require Redemption.

        (a) Redemption Right. At the request of the Holder or Holders of any of the shares of Series B Stock then outstanding (individually, a "Requesting Series B Holder") made at any date after the tenth (10th) anniversary of the Series B Issuance Date, the Corporation shall redeem (unless otherwise prevented by law or by the terms of the Senior Debt), at the Series B Redemption Price, all or any portion of the Series B Stock owned of record by such Requesting Series B Holder on the date of receipt by the Corporation of a Series B Redemption Notice from the Requesting Series B Holder. Each Requesting Series B Holder who desires to have any of the Series B Stock owned of record by such Requesting Series B Holder redeemed shall specify in a written notice to the Corporation the number of shares which the Requesting Series B Holder elects to redeem (a "Series B Redemption Notice"), in accordance with section 6(c) hereof. The Corporation shall redeem (unless otherwise prevented by law or by the terms of the Senior Debt) the shares of Series B Stock being requested to be redeemed by each Requesting Series B Holder on the Series B Redemption Date, which shall be no later than ninety (90) days after the date on which the Corporation shall first receive a Requesting Series B Holder's Series B Redemption Notice, and the Corporation shall promptly advise each Requesting Series B Holder of such Series B Redemption Date or of the relevant facts applicable thereto preventing such redemption At any time on or after the Series B Redemption Date, the Requesting Series B Holder shall be entitled to receive the Series B Redemption Price for each of the shares of Series B Stock held by such Holder upon actual delivery to the Corporation or its transfer agent of the certificate(s) representing the shares to be redeemed. No Holder of Series B Stock may deliver to the Corporation a Series B Redemption Notice, or request the redemption of any of such Holder's shares of Series B Stock} in any manner whatsoever (except following the receipt of a Series B Corporation Notice in accordance with the provisions of Section 6(c) hereof and pursuant thereto) for a period of six (6) months following the delivery of a Series B Redemption Notice to the Corporation pursuant to this Section 6(a).

        (b) Cancellation of Shares. On and after the Series B Redemption Date, ail rights of any Requesting Series B Holder with respect to the shares of Series B Stock being redeemed pursuant to a Series B Redemption Notice delivered by the Requesting Series B Holder pursuant to Section 6(a) except the right to receive the Series B Redemption Price per share of Series B Stock as hereinafter provided, shall cease and terminate, and such shares of Series B Stock shall no longer be deemed to be outstanding, whether or not the certificates representing such shares have been received by the Corporation; provided, however, that if the Corporation defaults in the payment of the Series B Redemption Payment, the rights of the Requesting Series B Holder to be redeemed shall continue until the Corporation cures such default.

        (c) Series B Redemption Notice. Each Requesting Series B Holder shall send its Series B Redemption Notice pursuant to this Section 6 by first-class, certified mail, return receipt requested, postage prepaid, by hand delivery, or by recognized overnight courier, to the Corporation at its principal place of business to the attention of the President, the Chief Financial Officer, or to any transfer agent of the Corporation. The Corporation shall, within twenty (20) business days after the receipt of the Series B Redemption Notice, notify all other Series B Shareholders and all Series C Shareholders of the request by a Requesting Series B Holder for the redemption of Series B Stock or the request by a Series C Shareholder for the redemption of Series C Stock, as the case may be (the "Series B

Corporation Notice"). If any Series B Shareholder thereafter desires to redeem all or any portion of the Series B Stock owned of record by such Series B Shareholder, each such Series B Shareholder shall send a Series B Redemption Notice that shall be received by the Corporation within twenty (20) days after the date of the Series B Corporation Notice, and such Series B Shareholder shall be deemed to be a Requesting Series B Holder, In the event Series B Stock is to be redeemed by the Corporation solely as a result of the Series B Stockholders' receipt of a notice from the Corporation to the effect that shares of Series C Stock are to be redeemed. the Series B Redemption Date shall be the same date as the date that such shares of Series C Stock shall be redeemed.

        (d) Partial Redemption. If, on the Series B Redemption Date, less than all the shares of Series B Stock and Series C Stock (if any) requested to be redeemed may (i) be legally redeemed by the Corporation or (ii) be redeemed without causing a default under the Senior Debt, the redemption of such Series B Stock and Series C Stock (if any) shall be pro rata based upon the number of outstanding shares of Series B Stock and Series C Stock (if any) then owned by each Requesting Series B Holder and each Series C Holder so requesting redemption (as the case may be), and any shares of Series B Stock and Series C Stock (if any) not redeemed shall be redeemed, at the holder's election, on any date following such Series B Redemption Date on which the Corporation may lawfully redeem such shares or may redeem such shares under the terms of the Senior Debt (as the case may be). Upon redemption of only a portion of the number of shares covered by a Series B Stock Certificate, the corporation shall issue and deliver to or upon the written order of the Holder of such Series B Stock Certificate, at the expense of the Corporation, a new certificate covering the number of shares of the Series B Stock representing the unredeemed portion of the Series B Stock Certificate, which new certificate shall entitle the Holder thereof to all the rights, powers and privileges of a Holder of such shares.

        (e) Payment. Payment of the Series B Redemption Price by the corporation shall be in the form of a check of the corporation payable to each Requesting Series B Holder mailed to the address of each such Requesting Series B Holder as shown on the Corporation's transfer books.

        (f) No Sinking Fund. Shares of the Series B Stock are not subject to or entitled to the benefit of any sinking fund.

        (g) Redeemed Shares to be Canceled. Series B Stock redeemed pursuant to this Section 6 will be automatically canceled and will not under any circumstances be reissued, sold or transferred.

     7. Corporation Right of Redemption.

        (a) Redemption Right. The Series B Stock is subject to redemption by the Corporation at its election in whole or in part at any time after the tenth
(lOth) anniversary of the Series B Issuance Date for the Series B Redemption Price.

        (b) Payment. Payment of the Series B Redemption Price by the Corporation shall be in the form of a check of the Corporation payable to each Holder of Series B Stock mailed to the address of each such Holder as shown on the Corporation's transfer books.

        (c) Partial Redemption. If less than all of the outstanding shares of the Series B Stock are redeemed at any time, such redemption shall be in integral multiples of $6,000 of Series B Stated Value, plus all Accrued Dividends for such shares, and shall be made pro rata among the Holders of the Series B Stock based on the number of outstanding shares of Series B Stock held by each. If fractional shares are so redeemed then the Series B Redemption Price therefor shall be the applicable percentage of the Series b Stated Value and Accrued Dividends. In case less than the total number of shares represented by a certificate are redeemed, a new certificate representing the number of unredeemed shares will be issued to the Holder thereof without cost to such Holder.

        (d) Dividends After Series B Redemption Date. No share of Series B Stock is entitled to any dividends calculated after its Series B Redemption Date, and on such Series B Redemption Date all rights of the Holder of such shares, as a shareholder of the Corporation by reason of the ownership of such share, will cease, except the right to receive the Series B Redemption Price of such share upon presentation and surrender of the certificate representing such share, and such share will not be deemed to be outstanding after such Series B Redemption Date; provided, however, that if the Corporation defaults in the payment of the Series B Redemption Payment, the rights of the Holder of the Series B Stock to have been redeemed shall continue until the Corporation cures such default.

        (e) Notice of Redemption. The Corporation shall mail written notice of each redemption of shares of Series B Stock stating the Series B Redemption Date, the Series B Redemption Price and the manner of redemption by certified or registered mail, return receipt requested, or by any national overnight delivery service, to each Holder of the Series B Stock at the address for such Holder as shown on the Corporation's transfer books, not less than ten (10) days prior to the Series B Redemption Date. Any such notice of redemption may be qualified or unqualified, in which latter event, the Corporation will become obligated to redeem the total principal amount of Series B Stock specified therein on the Series B Redemption Date.

        (f) Redeemed Shares to be Canceled. Series B Stock redeemed pursuant to this Section 7 will be automatically canceled and will not under any circumstances be reissued, sold or transferred.

     8. Conversion into Shares of Common Stock.

        (a) The Holders of any shares of Series B Stock shall each have the right, at any time and from time to time, to convert any of such shares of Series B Stock into an equal number of fully paid and nonassessable shares of Common Stock, subject to adjustment as set forth in Section 8(e) below.

        (b) The Holders of any shares of Series B Stock may exercise the conversion right pursuant to Section 8(a) hereof as to any shares thereof by delivering to the Corporation during regular business hours, at the office of any transfer agent of the Corporation for the Series B Stock, or at such other place as may be designated by the Corporation, the certificate or certificates for the shares to be converted, duly endorsed or assigned in blank or to the Corporation (if required by it), accompanied by written notice stating that the holder elects to convert such shares and stating the name or names (with address) in which the certificate or certificates for the shares of Common Stock are to be issued. Conversion shall be deemed to have been effected on the date when the aforesaid delivery is made (the "Conversion Date"). As promptly as practicable thereafter, the Corporation shall issue and deliver to or upon the written order of such Holder, to the place designated by such Holder, a certificate or certificates for the number of full shares of Common Stock to which such Holder is entitled, and a check or cash in respect of (x) any fractional interest in a Common Share as provided in Section 8(d) hereof and (y) all Accrued Dividends which remain unpaid as of the Conversion Date. Each person in whose name the certificate or certificates for shares of Common Stock are to be issued shall be deemed to have become a shareholder of record on the applicable Conversion Date unless the transfer books of the Corporation are closed on that date, in which event he or she shall be deemed to have become a shareholder of record on the next succeeding date on which the transfer books are open. Upon conversion of only a portion of the number of shares covered by a certificate representing shares of Series B Stock, surrendered for conversion, the Corporation shall issue and deliver to or upon the written order of the holder of the certificate so surrendered for conversion, at the expense of the Corporation, a new certificate covering the number of shares of Series B Stock, representing the unconverted portion of the certificate so surrendered, which new certificate shall entitle the holder thereof to dividends on the shares of Series B Stock, represented thereby to the same extent as if the certificate theretofore covering such uncontroverted shares had not been surrendered for conversion.

        (c) No fractional shares of Common Stock or scrip shall be issued upon conversion of shares of Series B Stock. If more than one share of Series B Stock shall be surrendered for conversion at any one time by the same Holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series B Stock, so surrendered. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Series B Stock, the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to the price paid for a share of Common Stock in the Event of Conversion or Optional Event of Conversion (as the case may be) multiplied by such fractional interest, or if a fixed dollar price per share is not paid, an amount determined by the Board of Directors of the Corporation in good faith. Fractional interests shall not be entitled to dividends, and the Holders of fractional interests shall not be entitled to any rights as shareholders of the Corporation in respect of such fractional interest.

        (d) The number of shares of Common Stock to be issued upon conversion of Series B Stock shall be subject to adjustment from time to time as follows:

          (i) If, at any time after the Series B Issuance Date, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of Holders of shares of Common Stock entitled to receive such stock dividend, subdivision or split-up, the number of shares of Common Stock issuable upon conversion shall be appropriately increased in proportion to such increase in outstanding shares.

          (ii) If, at any time after the Series B Issuance Date, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock then, following the record date for such combination, the number of shares of Common Stock issuable upon Conversion shall be appropriately decreased in proportion to such decrease in outstanding shares.

          (iii) In case, at any time after the Series B Issuance Date, of any reclassification of the stock of the Corporation (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or the merger or consolidation of the Corporation (other than a consolidation or merger in which the Corporation is the continuing corporation and which does not result in an change in the shares of Common Stock), each share of Series B Stock shall after such reorganization, reclassification, merger or consolidation be (unless, in the case of a merger or consolidation, such merger or consolidation constitutes a Merger, Consolidation or Sale) convertible into the kind and number of shares of stock. or other securities or property of the Corporation or of the Corporation resulting from such merger or consolidation to which the Holder of the number of shares of Common Stock deliverable (immediately prier to the time of such reorganization. reclassification, merger or consolidation) upon conversion of such share would have been entitled upon such reorganization, reclassification, merger or consolidation. The provisions of this Section 8(e) shall similarly apply to successive reorganizations, reclassifications, mergers or consolidations.

        (e) The Corporation shall pay all documentary, stamp or other transactional taxes attributable to the issuance or delivery of shares of capital stock of the Corporation upon conversion of shares of Series B Stock; provided, however, that the Corporation shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the Holder of the shares of Series B Stock in respect of which such shares are being issued.

        (f) The Corporation shall reserve and at all times from and after the Series B Issuance Date keep reserved free from preemptive rights, out of its authorized but unissued shares of Common Stock. solely for the purpose of effecting the conversion of the shares of Series B Stock sufficient shares to provide for the conversion of all outstanding shares of Series B Stock.

        (g) All shares of Common Stock which may be issued in connection with the conversion provisions set forth herein will, upon issuance by the Corporation, be validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof and free from all taxes, liens or charges with respect thereto.

        (h) Once converted pursuant to the provisions hereof, shares of Series B Stock so converted shall be canceled and not subject to reissuance, and such converted shares shall, without any action on the part of the Corporation or the shareholders of the Corporation, be eliminated from the authorized capital of the Corporation.

        (i) The Corporation shall give each Holder of Series B Stock at least thirty (30) days prior written notice of the Corporation's intent to consummate a Notice Event.

     9. Voting Rights. Except as otherwise required by law, the Holders of the Series B Stock shall have no voting power and no right to notice of shareholders' meetings, and no owner or Holder of the Series B Stock shall, as such a Holder, have the right to participate in any action of any nature taken by the Corporation or the holders of Common Stock

     10. Restrictions on Transferability of the Series B Preferred Stock; Right of First Refusal.

        (a) The Holders of the Series B Stock shall not Transfer (as defined in
Section 10(b) below) or offer to Transfer any of the shares of Series B Stock or any interest therein without registration under the Securities Act of 1933, as amended, and applicable state securities laws or an exemption from such registration that has been acknowledged by the Corporation, after receipt of an opinion of counsel in form and substance and from counsel reasonably satisfactory to the Corporation that such registration is not required.

        (b) (i) No Holder shall transfer, sell donate, pledge or otherwise dispose of or encumber (collectively, "Transfer") any of his or her Series B Stock except as provided in this Section 10(b).

            (ii) In the event a Holder desires to Transfer all or any portion of his or her Series B Stock now owned or hereafter acquired, such Holder (the "Series B Transferor") shall first obtain a bona fide written offer which he or she desires to accept (the "Offer") to purchase all (and not less than all) of the Series B Stock which such Holder desires to transfer for a fixed cash price (which may be payable over time) (the "Offered Series B Stock"). The Offer shall set forth its date, the proposed price per share of Series B Stock represented by the Offered Series B Stock, and the other terms and conditions upon which the purchase is proposed to be made, as well as the name and address of the prospective purchaser. The term prospective purchaser" as used herein shall mean the prospective record owner or owners of the Offered Series B Stock and all other persons and entities proposed to have a beneficial interest in the Offered Series B Stock. The Series B Transferor shall transmit copies of the Offer to the Corporation within seven (7) days after his or her receipt of the Offer. Transmittal of the Offer to the Corporation by the Series B Transferor shall constitute an offer by the Series B Transferor to sell all of the Offered Series B Stock to the Corporation at the price and upon the terms set forth in the Offer. For a period of thirty (30) days after the submission of the Offer to the Corporation, the Corporation shall have the option, exercisable by written notice to the Series B Transferor, to accept the Series B Transferor's offer as to all (and only all) of the Offered Series B Stock at the price and (subject to the following provisions of this Section 10(b)) upon the terms set forth in the Offer. If the Corporation does not exercise its rights to purchase all of the Offered Series B Stock within the period set forth in this Section, the rights shall terminate; provided, however, that if the proposed Transfer to the prospective purchaser is not consummated in accordance with the terms and conditions of the Offer, the Series B Transferor shall not be entitled to Transfer the Offered Series B Stock unless it is first reoffered to the Corporation on the different terms and conditions in accordance with the foregoing procedures of this Section. Moreover, if the Offered Series B Stock is not Transferred to the prospective purchaser pursuant to the terms and conditions of the Offer within a period of ninety (90) days after a copy of the Offer is received by the Corporation, the Offered Stock may not be Transferred pursuant to this Section until it has been reoffered to the Corporation in accordance with the foregoing procedures of this Section.

            (iii) Settlement for the purchase of Offered Series B Stock by the Corporation pursuant to this Section shall be made within thirty (30) days following the date of exercise of the Corporation's option. All settlement, for the purchase and sale of Offered Series B Stock shall, unless otherwise agreed to by the Corporation and Series B Transferor, be held at the principal offices of the Corporation during regular business hours. The precise date and hour of settlement shall be fixed by the Corporation (within the time limits allowed by the provisions of this Section) by notice in writing to the Series B Transferor given at least five (5) days in advance of the settlement date specified. At settlement, the Offered Series B Stock being sold shall be delivered by the Series B Transferor to the Corporation. duly endorsed for transfer or with executed stock powers attached, with any necessary documentary and transfer tax stamps affixed by the Series B Transferor. In the event of the purchase of Offered Series B Stock by the Corporation, the Corporation shall pay the purchase price either (A) in cash or by check at settlement or (B) pursuant to the payment terms set forth in the Offer.

            (iv) In connection with, and as a condition of, permitting any Transfer or delivery of stock certificates under this Section, the Corporation may require the Series B Transferor to pay to it a sufficient sum to enable it to pay, or to reimburse it for any payment made in respect of, any stamp tax or other governmental charge in connection with such transfer or delivery.

            (v) This Section shall not apply to a Transfer of Stock by a Holder to such Holder's spouse, parents, siblings or lineal descendants of any such persons or to a trust for the benefit of any of the foregoing.

     11. Definitions. As used herein, the following terms shall have the corresponding meanings:

     "Accrued Dividends" shall mean Full Cumulative Dividends to the date as of which dividends on the relevant series of stock are to be computed, less the amount of all dividends paid upon the relevant share of such series of stock.

     "Business Day" shall mean any day other than a Saturday, a Sunday or public holiday in the state where the principal executive office of the Corporation is located.

     "Dividend Payment Date" shall mean, as to each respective Dividend Period, the day on which the Accrued Dividends are paid, which shall be on the last day of each such Dividend Period.

     "Dividend Period" shall mean each fiscal quarter or portion thereof during which the relevant share of the relevant series of stock is outstanding.

     "Full Cumulative Dividends" shall mean (whether or not in any Dividend Period, or any part thereof, in respect of which such term is used there shall have been net profits or net assets of the Corporation legally available for the payment of such dividends) that amount which shall be equal to dividends at the full rate fixed for the relevant series of stock as provided herein for the period of time elapsed from the relevant Issuance Date of such series of stock to the date as of which Full Cumulative Dividends are to be computed.

     "Liquidation" shall mean a complete liquidation, dissolution or winding-up of the affairs of the Corporation.

     "Notice Event" shall mean (a) the consummation of an underwritten public offering of shares of Common Stock of the Corporation registered under the Securities Act of 1933, as amended or (b) the merger or consolidation of the Corporation into or with another corporation or the merger or consolidation of any other corporation into or with the Corporation (in which consolidation or merger the shareholders of the Corporation receive distributions of cash or securities as a result of such consolidation or merger), or the sale or other disposition of all or substantially all of the assets of the Corporation.

     "Requesting Holder" shall be as defined in Section 6 hereof.

     "Senior Debt" shall mean any indebtedness of the Corporation, now or hereafter incurred, to Corestates Bank, N.A., for itself or as agent, and Associates Commercial Corporation, or any other indebtedness for borrowed money to commercial lenders.

     "Series B Issuance Date" with respect to any share of Series B Stock shall mean the date of first issuance of such share.

     "Series B Redemption Date" shall mean the date set forth for redemption of the Series B Stock pursuant to Section 6 or Section 7 hereof.

     "Series B Redemption Payment" shall mean the payment of the Series B Redemption Price for the shares of the Series B Stock redeemed on the Series B Redemption Date.

     "Series B Redemption Price" shall mean the Series B Stated Value of the Series B Stock being redeemed, plus all Accrued Dividends per share of Series B Stock being redeemed on the Series B Redemption Date.

     "Series B Shareholders" or "Holders of the Series B Stock" or "Holder" shall mean the registered owners of the shares of the Series B Stock as shown on the Corporation's stock transfer books.

     "Series B Stated Value" shall mean $6,000 per share.

     "Series C Shareholders" shall mean the registered owners of the shares of the Series C Stock as shown on the Corporation's stock transfer books.

     12. Amendment and Waiver. No amendment, modification or waiver by the Corporation (including any made by means of a merger) of any provision herein (or of the percentage of Series B Stock required to approve such amendment, modification or waiver) will be binding or effective without the prior written consent of the Holder(s) of a majority of the Series B Stock outstanding at the time such action is taken. Notwithstanding the foregoing, no such action may be taken or shall be effective without the prior written consent of the Holder(s) of at least ninety percent (90%) of the Series B Stock then outstanding to the extent such action will:

        (a) change the rate at which or the manner in which dividends are calculated, or the time at which dividends become payable hereunder;

        (b) change the provisions of Section 5 hereof regarding the liquidation preference;

        (c) change the provisions of Sections 6 and 7 hereof regarding redemptions;

        (d) change the percentage of Series B Stock required to approve any change described in (a), (b) or (c) above.

No amendment, modification or waiver of any provision herein will extend to or affect any obligation not expressly amended, modified or waived or impair any right consequent thereon.

SERIES C PREFERRED STOCK

     1. Designation and Amount. The designation of this series of capital stock shall be "Series C Cumulative Preferred Stock," no par value per share (the "Series C Stock") of Chemical Leaman Corporation, a Pennsylvania corporation (the "Corporation"). The number of shares, powers, terms, conditions, designations, preferences and privileges, relative, participating, optional and other special rights, and qualifications, limitations and restrictions, if any, of the Series C Stock shall be as set forth herein. The number of authorized shares of the Series C Stock is 302.

     2. Definitions. All capitalized terms used herein which are not defined when first used, are defined in Section 11 hereof.

     3. Ranking. Except for the shares of Series A Preferred Stock of the Corporation, which shall be senior to the Series C Stock, no class or series of capital stock of the Corporation shall be issued which shall be senior in priority in any way to the Series C Stock while any of the shares thereof are issued and outstanding. The Corporation's shares of Series C Stock shall rank, as to Dividends and upon Liquidation, (i) equally with each other, (ii) equally with shares of the Corporation's Series B Convertible Preferred Stock (the "Series B Stock"), (iii) senior and prior to the Corporation's Common Stock, and
(iv) senior to, or on a parity with, classes or series of capital stock (other than the Corporation's Common Stock and Series A Preferred Stock) hereafter issued by the Corporation.

     4. Dividends.

        (a) General Dividend Rights. The Holder of each share of Series C Stock shall be entitled to receive, before any dividends shall be declared by the Board of Directors of the Corporation on the Common Stock or on any other capital stock of the Corporation which is junior to the Series C Stock with respect to dividends, out of funds which the Board of Directors determines, in its sole discretion, to be legally available for that purpose, dividends in cash at the rate of eight percent (8%) of the Series C Stated Value per share per annum (or $480.00), and no more, accruing from the Series C Issuance Date payable quarterly in arrears on such days as may be determined by the Board of Directors in accordance with the terms hereof; provided, however, that no dividend on the Series C Stock shall be paid if and to the extent such payment will cause a default under the Senior Debt.

        (b) Payment. Accrued Dividends on the Series C Stock for each Dividend Period shall be payable on the Dividend Payment Date relating to such Dividend Period, subject to the limitations set forth above.

        (c) Priority. Dividends on shares of Series C Stock shall be cumulative from the Series C Issuance Date (whether or not there shall be net profits or net assets of the Corporation legally available for the payment of such dividends) so that, if at any time Full Cumulative Dividends upon the Series C Stock to the end of the last completed Dividend Period have not been paid or declared and a sum sufficient for payment thereof set apart, then the amount of the deficiency in such dividends must be fully paid (but without interest) or dividends in such amount must be declared on the shares of the Series C Stock and a sum sufficient for the payment thereof must be set apart for such payment before any dividend shall be declared or paid or any other distribution ordered or made upon the Common Stock or any other class or series of the Corporation's capital stock which is junior to the Series C Stock with respect to dividends (other than a dividend payable in Common Stock or other class or series of capital stock of the Corporation) and before any sum or sums be set aside for or applied to the mandatory redemption at the option of the holder of any shares of any Common Stock or any other class or series of the Corporation's capital stock which is junior to the Series C Stock with respect to dividends. All dividends declared upon the Series C Stock shall be declared pro rata per share; provided that no dividends shall be paid on any shares of Series C Stock unless proportionate dividends are also paid on all shares of Series B Stock outstanding at the time of payment. No cash dividends shall be declared, set apart for payment or paid in respect of any Dividend Period on any class or series of capital stock of the Corporation which is on a parity with the Series C Stock with respect to dividends if Accrued Dividends for any prior Dividend Period have not been paid in full, unless cash dividends shall likewise be or have been declared and set apart for payment on all shares of Series C stock at the time outstanding ratably with such other classes or series in accordance with the sums which would otherwise be payable on such shares if all dividends were declared and paid in full; but in no event to exceed, with respect to the Series C Stock, the Accrued Dividends up to and including the immediately preceding Dividend Payment Period. Holders of shares of Series C Stock shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of the Full Cumulative Dividends at the rate set forth above.

        (d) Record Date. The Accrued Dividends paid on any Dividend Payment Date shall be payable to the Holders of record of the Series C Stock on the last day of the Dividend Period relating to such Dividend Payment Date.

        (e) Partial Payment. If the entire amount of Accrued Dividends as of the end of any Dividend Period cannot be paid on the Dividend Payment Date therefor, the unpaid balance of the Accrued Dividends shall be paid on the succeeding Dividend Payment Dates as, when and to the extent permitted by the terms hereof.

     5. Liquidation Rights.

        (a) General Liquidation Rights. With respect to rights on Liquidation, the shares of Series C Stock shall rank (i) equally with each other, (ii) equally with shares of Series C Stock, (iii) senior and prior to the Corporation's Common Stock, and (iv) senior to, or on a parity with, classes or series of capital stock (other than the Corporation's Common Stock) hereafter issued by the Corporation.

        (b) Priority Right. In the event of any Liquidation, the Holders of the Series C Stock shall be entitled to receive out of the assets of the Corporation legally available for distribution to its shareholders, whether from capital, surplus or earnings, before any payment shall be made to the holders of Common Stock or any other class or series of stock ranking on Liquidation junior to such Series C Stock, an amount per share equal to the Series C Stated Value, plus the Accrued Dividends from the Series C Issuance Date until the date of Liquidation.

        (c) Partial Payment. If, upon any Liquidation, the assets of the Corporation available for distribution to its shareholders shall be insufficient to pay the Series C Shareholders the full amount and to which each of them shall be entitled, then the Series C Shareholders shall share ratably with all other classes and series of capital stock of the Corporation which is on a parity with the Series C Stock with respect to rights on Liquidation in any distribution of assets according to the respective amounts which would be payable to them in respect of the shares held upon such distribution if all amounts payable on or with respect to such shares were paid in full.

     6. Shareholder Right to Require Redemption.

     (a) Redemption Right. At the request of the Holder or Holders of any of the shares of Series C Stock then outstanding (individually, a "Requesting Series C Holder") made at any date after the tenth (10th) anniversary of the Series C Issuance Date, the Corporation shall redeem (unless otherwise prevented by law or by the terms of the Senior Debt), at the Series C Redemption Price, all or any portion of the Series C Stock owned of record by such Requesting Series C Holder on the date of receipt by the Corporation of a Series C Redemption Notice from the Requesting Series C Holder. Each Requesting Series C Holder who desires to have any of the Series C Stock owned of record by such Requesting Series C Holder redeemed shall specify in a written notice to the Corporation the number of shares which the Requesting Series C Holder elects to redeem (a "Series C Redemption Notice"), in accordance with section 6(c) hereof. The Corporation shall redeem (unless otherwise prevented by law or by the terms of the Senior
Debt) the shares of Series C Stock being requested to be redeemed by each Requesting Series C Holder on the Series C Redemption Date, which shall be no later than ninety (90) days after the date on which the Corporation shall first receive a Requesting Series C Holder's Series C Redemption Notice, and the Corporation shall promptly advise each Requesting Series C Holder of such Series C Redemption Date or of the relevant facts applicable thereto preventing such redemption. At any time on or after the Series C Redemption Date, the Requesting Series C Holder shall be entitled to receive the Series C Redemption Price for each of the shares of Series C Stock held by such Holder upon actual delivery to the Corporation or its transfer agent of the certificate(s) representing the shares to be redeemed. No Holder of Series C Stock may deliver to the Corporation a Series C Redemption Notice, or request the redemption of any of such Holder's shares of Series C Stock in any manner whatsoever (except following the receipt of a Series C Corporation Notice in accordance with the provisions of Section 6(c) hereof and pursuant thereto) for a period of six (6) months following the delivery of a Series C Redemption Notice to the Corporation pursuant to this Section 6(a).

        (b) Cancellation of Shares. On and after the Series C Redemption Date, all rights of any Requesting Series C Holder with respect to the shares of Series C Stock being redeemed pursuant to a Series C Redemption Notice delivered by the Requesting Series C Holder pursuant to Section 6(a) except the right to receive the Series C Redemption Price per share of Series C Stock as hereinafter provided, shall cease and terminate, and such shares of Series C Stock shall no longer be deemed to be outstanding, whether or not the certificates representing such shares have been received by the Corporation; provided, however, that if the Corporation defaults in the payment of the Series C Redemption Payment, the rights of the Requesting Series C Holder to be redeemed shall continue until the Corporation cures such default.

        (c) Series C Redemption Notice. Each Requesting Series C Holder shall send its Series C Redemption Notice pursuant to this Section 6 by first-class, certified mail, return receipt requested, postage prepaid, by hand delivery, or by recognized overnight courier, to the Corporation at its principal place of business to the attention of the President, the Chief Financial Officer, or to any transfer agent of the Corporation. The Corporation shall, within twenty (20) business days after the receipt of the Series C Redemption Notice, notify all other Series C Shareholders and all Series B Shareholders of the request by a Requesting Series C Holder for the redemption of Series C Stock or the request by a Series B Shareholder for the redemption of Series B Stock, as the case may be (the "Series C Corporation Notice"). If any Series C Shareholder thereafter desires to redeem all or any portion of the Series C Stock owned of record by such Series C Shareholder, each such Series C Shareholder shall send a Series C Redemption Notice that shall be received by the Corporation within twenty (20) days after the date of the Series C Corporation Notice, and such Series C Shareholder shall be deemed to be a Requesting Series C Holder.

In the event Series C Stock is to be redeemed by the Corporation solely as a result of the Series C Stockholders, receipt of a notice from the Corporation to the effect that shares of Series B Stock are to be redeemed, the Series C Redemption Date shall be the same date as the date that such shares of Series B Stock shall be redeemed.

        (d) Partial Redemption. If, on the Series C Redemption Date, less than all the shares of Series C Stock and Series B Stock (if any) requested to be redeemed may (i) be legally redeemed by the Corporation or (ii) be redeemed without causing a default under the Senior Debt, the redemption of such Series C Stock and Series B Stock (if any) shall be pro rata based upon the number of outstanding shares of Series C Stock and Series B Stock (if any) then owned by each Requesting Series C Holder and each Series B Holder so requesting redemption (as the case may be), and any shares of Series C Stock and Series B Stock (if any) not redeemed shall be redeemed, at the holder's election, on any date following such Series C Redemption Date on which the Corporation may lawfully redeem such shares or may redeem such shares under the terms of the Senior Debt (as the case may be). Upon redemption of only a portion of the number of shares covered by a Series C Stock Certificate, the corporation shall issue and deliver to or upon the written order of the Holder of such Series C Stock Certificate, at the expense of the Corporation, a new certificate covering the number of shares of the Series C Stock representing the unredeemed portion of the Series C Stock Certificate, which new certificate shall entitle the Holder thereof to all the rights, powers and privileges of a Holder of such shares.

        (e) Payment. Payment of the Series C Redemption Price by the corporation shall be in the form of a check of the corporation payable to each Requesting Series C Holder mailed to the address of each such Requesting Series C Holder as shown on the Corporation's transfer books.

        (f) No Sinking Fund. Shares of the Series C Stock are not subject to or entitled to the benefit of any sinking fund.

        (g) Redeemed Shares to be Canceled. Series C Stock redeemed pursuant to this Section 6 will be automatically canceled and will not under any circumstances be reissued, sold or transferred.

     7. Corporation Right of Redemption.

        (a) Redemption Right. The Series C Stock is subject to redemption by the Corporation at its election in whole or in part at any time after the Series C Issuance Date for the Series C Redemption Price.

        (b) Payment. Payment of the Series C Redemption Price by the Corporation shall be in the form of a check of the Corporation payable to each Holder of Series C Stock mailed to the address of each such Holder as shown on the Corporation's transfer books.

        (c) Partial Redemption. If less than all of the outstanding shares of the Series C Stock are redeemed at any time, such redemption shall be in integral multiples of $6,000 of Series C Stated Value, plus all Accrued Dividends for such shares, and shall be made pro rata among the Holders of the Series C Stock based on the number of outstanding shares of Series C Stock held by each. If fractional shares are so redeemed then the Series C Redemption Price therefor shall be the applicable percentage of the Series C Stated Value and Accrued Dividends. In case less than the total number of shares represented by a certificate are redeemed, a new certificate representing the number of unredeemed shares will be issued to the Holder thereof without cost to such Holder.

        (d) Dividends After Series C Redemption Date. No share of Series C Stock is entitled to any dividends calculated after its Series C Redemption Date, and on such Series C Redemption Date all rights of the Holder of such shares, as a shareholder of the Corporation by reason of the ownership of such share, will cease, except the right to receive the Series C Redemption Price of such share upon presentation and surrender of the certificate representing such share, and such share will not be deemed to be outstanding after such Series C Redemption Date; provided, however, that if the Corporation defaults in the payment of the Series C Redemption Payment, the rights of the Holder of the Series C Stock to have been redeemed shall continue until the Corporation cures such default.

        (e) Notice of Redemption. The Corporation shall mail written notice of each redemption of shares of Series C Stock stating the Series C Redemption Date, the Series C Redemption Price and the manner of redemption by certified or registered mail, return receipt requested, or by any national overnight delivery service, to each Holder of the Series C Stock at the address for such Holder as shown on the Corporation's transfer books, not less than ten (10) days prior to the Series C Redemption Date. Any such notice of redemption may be qualified or unqualified, in which latter event, the Corporation will become obligated to redeem the total principal amount of Series C Stock specified therein on the Series C Redemption Date.

        (f) Redeemed Shares to be Canceled. Series C Stock redeemed pursuant to this Section 7 will be automatically canceled and will not under any circumstances be reissued, sold or transferred.

     8. Voting Rights. Except as otherwise required by law, the Holders of the Series C Stock shall have no voting power and no right to notice of shareholders' meetings, and no owner or Holder of the Series C Stock shall, as such a Holder, have the right to participate in any action of any nature taken by the Corporation or the holders of Common Stock.

     9. Restrictions on Transferability of the Series C Preferred Stock; Right of First Refusal.

        (a) The Holders of the Series C Stock shall not Transfer (as defined in
Section 9(b) below) or offer to Transfer any of the shares of Series C Stock or any interest therein without registration under the Securities Act of 1933, as amended, and applicable state securities laws, or an exemption from such registration that has been acknowledged by the Corporation, after receipt of an opinion of counsel in form and substance and from counsel reasonably satisfactory to the Corporation that such registration is not required.

        (b) (i) No Holder shall transfer, sell, donate, pledge or otherwise dispose of or encumber (collectively, "Transfer") any of his or her Series C Stock except as provided in this Section 9(b).

            (ii) In the event a Holder desires to Transfer all or any portion of his or her Series C Stock now owned or hereafter acquired, such Holder (the "Series C Transferor") shall first obtain a bona fide written offer which he or she desires to accept (the "Offer") to purchase all (and not less than all) of the Series C Stock which such Holder desires to transfer for a fixed cash price (which may be payable over time) (the "Offered Series C Stock"). The Offer shall set forth its date, the proposed price per share of Series C Stock represented by the Offered Series C Stock, and the other terms and conditions upon which the purchase is proposed to be made, as well as the name and address of the prospective purchaser. The term "prospective purchaser" as used herein shall mean the prospective record owner or owners of the Offered Series C Stock and all other persons and entities proposed to have a beneficial interest in the Offered Series C Stock. The Series C Transferor shall transmit copies of the Offer to the Corporation within seven (7) days after his or her receipt of the Offer. Transmittal of the Offer to the Corporation by the Series C Transferor shall constitute an offer by the Series C Transferor to sell all of the Offered Series C Stock to the Corporation at the price and upon the terms set forth in the Offer. For a period of thirty (30) days after the submission of the Offer to the Corporation, the Corporation shall have the option, exercisable by written notice to the Series C Transferor, to accept the Series C Transferor's offer as to all (and only all) of the Offered Series C Stock at the price and (subject to the following provisions of this Section 9(b)) upon the terms set forth in the Offer. If the Corporation does not exercise its rights to purchase all of the Offered Series C Stock within the period set forth in this Section, the rights shall terminate; provided, however, that if the proposed Transfer to the prospective purchaser is not consummated in accordance with the terms and conditions of the Offer, the Series C Transferor shall not be entitled to Transfer the Offered Series C Stock unless it is first reoffered to the Corporation on the different terms and conditions in accordance with the foregoing procedures of this Section. Moreover, if the Offered Series C Stock is not Transferred to the prospective purchaser pursuant to the terms and conditions of the Offer within a period of ninety (90) days after a copy of the Offer is received by the Corporation, the Offered Stock may not be Transferred pursuant to this Section until it has been reoffered to the Corporation in accordance with the foregoing procedures of this Section.

            (iii) Settlement for the purchase of Offered Series C Stock by the Corporation pursuant to this Section shall be made within thirty (30) days following the date of exercise of the Corporation's option. All settlements for the purchase and sale of Offered Series C Stock shall, unless otherwise agreed to by the Corporation and Series C Transferor, be held at the principal offices of the Corporation during regular business hours. The precise date and hour of settlement shall be fixed by the Corporation (within the time limits allowed by the provisions of this Section) by notice in writing to the Series C Transferor given at least five (5) days in advance of the settlement date specified. At settlement, the Offered Series C Stock being sold shall be delivered by the Series C Transferor to the Corporation, duly endorsed for transfer or with executed stock powers attached, with any necessary documentary and transfer tax stamps affixed by the Series C Transferor. In the event of the purchase of Offered Series C Stock by the Corporation, the Corporation shall pay the purchase price either (A) in cash or by check at settlement or (B) pursuant to the payment terms set forth in the Offer.

            (iv) In connection with, and as a condition of, permitting any Transfer or delivery of stock certificates under this Section, the Corporation may require the Series C Transferor to pay to it a sufficient sum to enable it to pay, or to reimburse it for any payment made in respect of, any stamp tax or other governmental charge in connection with such transfer or delivery.

            (v) This Section shall not apply to a Transfer of Stock by a Holder to such Holder's spouse, parents, siblings or lineal descendants of any such persons or to a trust for the benefit of any of the foregoing.

     10. Definitions. As used herein, the following terms shall have the corresponding meanings:

     "Accrued Dividends" shall mean Full Cumulative Dividends to the date as of which dividend; on the relevant series of stock are to be computed, less the amount of all dividends paid upon the relevant share of such series of stock.

     "Business Day" shall mean any day other than a Saturday, a Sunday or public holiday in the state where the principal executive office of the Corporation is located.

     "Dividend Payment Date" shall mean, as to each respective Dividend Period, the day on which the Accrued Dividends are paid, which shall be on the last day of each such Dividend Period.

     "Dividend Period" shall mean each fiscal quarter or portion thereof during which the relevant share of the relevant series of stock is outstanding.

     "Full Cumulative Dividends" shall mean (whether or not in any Dividend Period, or any part thereof, in respect of which such term is used there shall have been net profits or net assets of the Corporation legally available for the payment of such dividends) that amount which shall be equal to dividends at the full rate fixed for the relevant series of stock as provided herein for the period of time elapsed from the relevant Issuance Date of such series of stock to the date as of which Full Cumulative Dividends are to be computed.

     "Liquidation" shall mean a complete liquidation, dissolution or winding-up of the affairs of the Corporation.

     "Requesting Holder" shall be as defined in Section 6 hereof.

     "Senior Debt" shall mean any indebtedness of the Corporation, now or hereafter incurred, to Corestates Bank, N.A., for itself or as agent, and Associates Commercial Corporation, or any other indebtedness for borrowed money to commercial lenders.

     "Series B Shareholders" shall mean the registered owners of the shares of the Series B Stock as shown on the Corporation's stock transfer books.

     "Series C Issuance Date" with respect to any share of Series C Stock shall mean the date of first issuance of such share.

     "Series C Redemption Date" shall mean the date set forth for redemption of the Series C Stock pursuant to Section 6 or Section 7 hereof.

     "Series C Redemption Payment" shall mean the payment of the Series C Redemption Price for the shares of the Series C Stock redeemed on the Series C Redemption Date.

     "Series C Redemption Price" shall mean the Series C Stated Value of the Series C Stock being redeemed, plus all Accrued Dividends per share of Series C Stock being redeemed on the Series C Redemption Date.

     "Series C Shareholders" or "Holders of the Series C Stock" or "Holder" shall mean the registered owners of the shares of the Series C Stock as shown on the Corporation's stock transfer books.

     "Series C Stated Value" shall mean, $6,000 per share.

     11. Amendment and Waiver. No amendment, modification or waiver by the Corporation (including any made by means of a merger) of any provision herein (or of the percentage of Series C Stock required to approve such amendment, modification or waiver) will be binding or effective without the prior written consent of the Holder(s) of a majority of the Series C Stock outstanding at the time such action is taken. Notwithstanding the foregoing, no such action may be taken or shall be effective without the prior written consent of the Holder(s) of at least ninety percent (90%) of the Series C Stock then outstanding to the extent such action will:

        (a) change the rate at which or the manner in which dividends are calculated, or the time at which dividends become payable hereunder;

        (b) change the provisions of Section 5 hereof regarding the liquidation preference;

        (c) change the provisions of Sections 6 and 7 hereof regarding redemptions;

        (d) change the percentage of Series C Stock required to approve any change described in (a), (b) or (c) above.

        No amendment, modification or waiver of any provision herein will extend to or affect any obligation not expressly amended, modified or waived or impair any right consequent thereon.

     12. No Conversion. Series C Stock shall not be convertible into shares of the Corporation's Common Stock or any other stock or securities of the Corporation.

                          COMMONWEALTH OF PENNSYLVANIA


                              DEPARTMENT OF STATE

                                 APRIL 10, 1997

                TO ALL WHOM THESE PRESENTS SHALL COME, GREETING:

                           CHEMICAL LEAMAN CORPORATION

        I, Yvette Kane, Secretary of the Commonwealth of Pennsylvania do hereby certify that the foregoing and annexed is a true and correct photocopy of Articles of Incorporation and all Amendments which appear of record in this department


                                         IN TESTIMONY WHEREOF, I have hereunto
 [SEAL] set my hand and caused the Seal of the Secretary's Office to be affixed, the day and year, above written.



                                         /s/ Yvette, Kane
                                         ---------------------------------------
                                         Secretary of the Commonwealth